UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2023

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) (“TLSS” or the “Company”), a publicly-traded holding company in which its wholly-owned operating subsidiaries, Cougar Express, Inc., Freight Connections, Inc., and JFK Cartage, Inc. together provide a full suite of logistics and transportation services, announced that, on February 3, 2023, its newly-formed wholly-owned subsidiary, TLSS-STI, Inc. (“TLSS-STI”), closed on an acquisition of all outstanding stock of Severance Trucking Co., Inc., Severance Warehousing, Inc. and McGrath Trailer Leasing, Inc., which together, offer LTL trucking services throughout New England (collectively, “Severance”), with an effective date as of the close of business on January 31 2023. The sellers of the stock of each entity were Kathryn Boyd, Clyde Severance, and Robert Severance, all individuals (the “Sellers”). None of the Sellers are affiliated with the Company or its affiliates.

Severance is a privately-owned full-service transportation carrier and logistics business that has been in operation for over 100 years specializing in LTL trucking that provides next day service to major cities in New England and New York, with cartage and interline agreements with respected carriers that ensure reliable deliveries anywhere in the United States and Canada. With annual revenues of over $13.0 million in 2022, Severance currently operates with over 120 power units and trailers and has two locations, comprised of approximately 18,000 square feet of warehouse and cross dock space, 9,000 square feet of office and 5,750 square feet of repair facilities located in Dracut, Massachusetts and approximately 16,000 square feet of warehouse space in North Haven, Connecticut.

The total purchase price was $2,250,000, plus closing expenses of $10,747. TLSS-STI: (i) paid $365,613 in cash at closing; (ii) assumed and paid off $152,748 in vehicle debt; and (iii) entered into a $1,572,939 secured promissory note with the Seller, with interest accruing at the rate of 12% per annum. The entire unpaid principal under the note, shall be due and payable in three (3) equal payments on August 1, 2023, February 1, 2024, and August 1, 2024, respectively, together with all accrued and unpaid interest thereunder, unless paid sooner. The promissory note is secured solely by the assets of Severance and a corporate guaranty from TLSS. The purchase price is subject to a post-closing adjustment, up or down, determined by the amount by which Severance working capital as of the close of business on January 31, 2023, exceeds or falls short of the target working capital, as of September 30, 2022, on which the purchase price was calculated.

One of the Sellers also entered into a consulting agreement, including non-competition and non-solicitation provisions, to continue with Severance after the acquisition for a period of no less than three (3) months and no more than one (1) year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Assignment and Assumption Agreement, dated as of January 31, 2023, between TLSS Acquisition, Inc., a Delaware corporation, and TLSS-STI, Inc., a Delaware corporation.
10.2+	First Amendment to Stock Purchase and Sale Agreement, dated as of February 1, 2023, among TLSS-STI, Inc., a Delaware corporation; Severance Trucking Co., Inc., a Massachusetts corporation, Severance Warehousing, Inc., a Massachusetts corporation, and McGrath Trailer Leasing, Inc., a Maine corporation (collectively, the “Companies”); Kathryn Boyd; Clyde J. Severance; Robert H. Severance, Jr.; Kathryn Boyd, as the Shareholders’ Representative; and R|A Feingold Law & Consulting, P.A., as Closing Agent and Escrow Agent.
10.3	Secured Promissory Note, dated February 1, 2023, made by TLSS-STI, Inc., a Delaware corporation, Severance Trucking Co., Inc. a Massachusetts corporation, Severance Warehousing, Inc., a Massachusetts corporation and McGrath Trailer Leasing, Inc., a Maine corporation, in favor of Kathryn Boyd, Clyde J. Severance, and Robert H. Severance, Jr.
10.4	Security Agreement, dated as of February 1, 2023, among TLSS-STI, Inc., a Delaware corporation; Severance Trucking Co., Inc., a Massachusetts corporation, Severance Warehousing, Inc., a Massachusetts corporation, and McGrath Trailer Leasing, Inc., a Maine corporation, and Kathryn Boyd, Clyde J. Severance and Robert H. Severance, Jr.
10.5	Absolute, Unconditional and Continuing Guaranty, dated as of February 1, 2023, executed by Transportation and Logistics Systems, Inc., a Nevada corporation, in favor of Kathryn Boyd, Clyde J. Severance, and Robert H. Severance, Jr.
10.6	Consulting Agreement, dated as of February 1, 2023, between Severance Trucking Co., Inc., a Massachusetts corporation, a wholly owned subsidiary of TLSS-STI, Inc., a Delaware corporation, a wholly owned subsidiary of Transportation and Logistics Systems, Inc., a Nevada corporation, and Clyde J. Severance.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Disclosure Schedules and other related Schedules are omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2023	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Chief Executive Officer